UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2025

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of each class	Trading Symbol(s)	Name Of each exchange on which registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Office Properties Income Trust.

Item 1.01	Entry into a Material Definitive Agreement.

Indenture for 8.000% Senior Priority Guaranteed Unsecured Notes due 2030

On March 12, 2025, in connection with the previously announced Exchange Offers described in Item 8.01 below, the Company issued $14,439,000 aggregate principal amount of new 8.000% senior priority guaranteed unsecured notes due 2030, or the New Notes, and related guarantees, pursuant to that certain Indenture, dated as of March 12, 2025 (which we refer to as the Indenture), among the Company, the initial subsidiary guarantors listed on the signature pages thereto (which we refer to as the Initial Subsidiary Guarantors and, together with any future subsidiary guarantors, the Subsidiary Guarantors), and U.S. Bank Trust Company, National Association, as trustee.

Interest and maturity. Unless previously redeemed, the New Notes will mature on January 31, 2030, and will bear interest at a rate of 8.000% per year, payable semi-annually in arrears on January 31 and July 31 of each year, commencing July 31, 2025.

Guarantees. The New Notes will be fully and unconditionally guaranteed on a joint, several and unsecured basis by the Subsidiary Guarantors.

Optional redemption. Prior to March 12, 2027, we may redeem the New Notes at a make-whole amount described in the Indenture plus principal and accrued and unpaid interest on such New Notes. On or after March 12, 2027, we may redeem the New Notes, at the redemption prices set forth in the Indenture, plus principal and accrued and unpaid interest on such New Notes

Covenants. The Indenture contains covenants that, among other things: (i) limit our and our subsidiaries’ ability to incur additional debt; (ii) limit our and the Subsidiary Guarantors’ ability to incur liens securing debt on any material assets or property of any Subsidiary Guarantor, other than certain permitted liens; (iii) limit our and the Subsidiary Guarantors’ ability to consolidate or merge, or convey, transfer or lease all or substantially all of our and our subsidiaries’ assets and (iv) limit our and the Subsidiary Guarantors’ ability to sell, lease, convey, transfer, invest or dispose of the capital stock of or assets held by any of the Subsidiary Guarantors. In addition, the Indenture contains a covenant that requires us and our subsidiaries to maintain at all times Total Unencumbered Assets (as defined in the Indenture) of not less than 150% of the aggregate principal amount of the Unsecured Debt (as defined in the Indenture) of our and our subsidiaries on a consolidated basis in accordance with generally accepted accounting principles.

Events of default. The Indenture sets forth certain events of default after which the New Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving us and certain of our subsidiaries upon which the New Notes shall automatically become immediately due and payable.

The foregoing is a summary of the material terms of the Indenture and the New Notes and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, each of the Indenture and the form of New Notes, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Settlement of Exchange Offer Transactions

On February 7, 2025, we commenced a series of private exchange offers, or the Exchange Offers, to exchange our outstanding (i) 2.650% senior unsecured notes due 2026, (ii) 2.400% senior unsecured notes due 2027 and (iii) 3.450% senior unsecured notes due 2031 (such notes, collectively, are referred to as the Existing Notes) for New Notes and related guarantees pursuant to the terms and conditions set forth in an Offering Memorandum, dated as of February 7, 2025, as supplemented by the supplement dated February 13, 2025, and amended by our press releases dated February 24, 2025 and March 3, 2025, or the Offering Memorandum.

The Exchange Offers expired as of 5:00 p.m., New York City time, on March 10, 2025. On March 11, 2025, we issued a press releasing announcing the expiration and results of the Exchange Offers, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01. On March 12, 2025, we completed the settlement of the Exchange Offers. The Company received the following aggregate principal amounts of Existing Notes accepted for exchange, and delivered the following aggregate principal amounts of New Notes in exchange therefor:

Existing Notes to be Exchanged	Aggregate Principal Amount of Existing Notes Accepted for Exchange	Aggregate Principal Amount of New Notes Delivered
Existing 2026 Notes	$6,559,000	$5,836,000
Existing 2027 Notes	$2,478,000	$1,882,000
Existing 2031 Notes	$11,953,000	$6,721,000
Total	$20,990,000	$14,439,000

The Exchange Offers have expired, and are no longer open to participation by eligible holders of the Existing Notes. The New Notes have not been registered under the Securities Act of 1933, as amended, or the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Exchange Offers were made, and the New Notes and related guarantees were offered and issued, only to holders of Existing Notes who certified to the Company that they were (a) in the U.S. and are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), (b) outside the U.S. and who were non-U.S. persons in reliance upon and in compliance with Regulation S under the Securities Act or (c) institutions and holders of the Existing Notes that could certify they were institutional “accredited investors” as defined in subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. The information contained in our periodic reports filed with the Securities and Exchange Commission, or SEC, including under “Risk Factors,” or incorporated therein, also identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon any forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

No Offer or Solicitation

Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 constitutes an offer to sell, or a solicitation of an offer to buy, the New Notes and related guarantees, nor shall there be any sale of the New Notes and related guarantees in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Indenture, dated as of March 12, 2025, among Office Properties Income Trust, the subsidiaries listed on the signature pages thereto as guarantors and U.S. Bank Trust Company, National Association, as trustee.
4.2	Form of New Notes (included in Exhibit 4.1 hereto).
99.1	Press Release dated March 11, 2025.
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated:  March 12, 2025